                         ANNUAL REPORT OCTOBER 31, 1999

                                  OPPENHEIMER

                                 QUEST BALANCED
                                   VALUE FUND

                                    [PHOTO]


                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   FINANCIAL
     STATEMENTS

28   REPORT OF
     INDEPENDENT
     ACCOUNTANTS

29   Federal Income
     Tax Information

30   Officers and Trustees

31   OppenheimerFunds
     Family

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

THE FUND PROVIDED GOOD RETURNS in an environment that generally favored growth stocks over value stocks, and stocks over bonds.

Last year's global financial crisis and the subsequent decline in U.S. stock prices CREATED ATTRACTIVE VALUES IN MANY FUNDAMENTALLY SOUND COMPANIES.

THE PORTFOLIO IS CURRENTLY POSITIONED RELATIVELY DEFENSIVELY because of uncertainty regarding the direction of inflation and interest rates in the United States.


AVERAGE ANNUAL
TOTAL RETURNS

For the 1-Year Period
Ended 10/31/99*

Class A
Without         With
Sales Chg.      Sales Chg.
-----------------------------
21.48%          14.50%

Class B
Without         With
Sales Chg.      Sales Chg.
-----------------------------
20.84%          15.84%

Class C
Without         With
Sales Chg.      Sales Chg.
-----------------------------
20.80%          19.80%



NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

  * See page 10 for further details.

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Balanced
Value Fund



PRESIDENT'S LETTER
--------------------------------------------------------------------------------
DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving



                     1 OPPENHEIMER QUEST BALANCED VALUE FUND

PRESIDENT'S LETTER
-------------------------------------------------------------------------------

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.



                     2 OPPENHEIMER QUEST BALANCED VALUE FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Q. HOW DID OPPENHEIMER QUEST BALANCED VALUE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1999?

A. We are pleased with the Fund's performance over the past year. We are especially gratified that the Fund has generated attractive returns in an investment environment that has generally favored growth stocks over value stocks, and stocks over bonds. In addition, the Fund's Class A shares were rated 4-stars **** by Morningstar among 3,210 and 2,010 domestic equity funds for the 3- and 5-year periods ended September 30, 1999, respectively.(1)

TO WHAT FACTORS DO YOU ATTRIBUTE THE FUND'S GOOD PERFORMANCE?

The Fund's performance is primarily the result of our stock selection strategy. Consistent with our longstanding approach, we strive to identify companies that we believe have a sustainable competitive edge, but whose stock prices do not reflect their full intrinsic values. When the reporting period began on November 1, 1998, we were in the process of finding a relatively large number of high-quality companies selling at attractively low prices. These companies' stock prices had been punished by a market-wide decline in the wake of last year's global currency and credit crisis.

     Many stocks suffered in last year's adverse market environment, regardless of their fundamental strengths. As a result, we seized the opportunity to add some attractively valued, fundamentally sound stocks to the portfolio. One example is a large financial services conglomerate formed from a highly visible merger. We established a new position in the company's stock when its share price was down, and it has since rallied strongly.


1. Source Morningstar, Inc., 9/30/99. See page 10 for further details.

                     3 OPPENHEIMER QUEST BALANCED VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

"We are currently finding values in the less exciting areas of the economy, where valuations are low even for solid companies with strong cash flows."

In addition, we added to existing positions when opportunities arose at attractive prices. This was the case with a major electronics and telecommunications company. After we added to our position in this stock, it appreciated dramatically. In fact, we recently reduced our holdings of this company, locking in profits because we no longer believed that it represented a compelling value after its stock price rose.

HOW HAVE THE FUND'S FIXED INCOME INVESTMENTS FARED?

About 31% of the total Fund was invested in bonds as of October 31, 1999, including both investment-grade and high-yield bonds. About 9% of assets were invested in 10-year U.S. inflation-indexed notes, which served the Fund well later in the reporting period when inflation fears caused the Federal Reserve Board to increase key short-term interest rates. Because the principal amount of inflation-indexed bonds increases as the inflation rate rises, they generally provided better returns than traditional bonds, which performed relatively poorly in a rising interest-rate environment.

     In addition, we maintained a relatively large cash position at times during the reporting period, reflecting our concerns about conditions in the stock and bond markets.

WHEN DID YOU BECOME CONCERNED ABOUT MARKET CONDITIONS, AND WHY?

We began to position the Fund more defensively early in 1999 when overseas economies began to show signs of imminent improvement and the U.S. economy continued to grow more strongly than most economists expected. We were worried that stronger economic growth might cause the Federal Reserve Board to increase key short-term interest rates amid renewed inflation fears, which tends to be a negative influence on both stocks and bonds. We were particularly concerned about stock price declines in light of the market's recent gains which, in our opinion, left many stocks overvalued.

                     4 OPPENHEIMER QUEST BALANCED VALUE FUND

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(2)

Class A              Since
1-Year     5-Year    Inception
--------------------------------
23.92%     20.51%    16.40%

Class B              Since
1-Year     5-Year    Inception
--------------------------------
25.74%     21.05%    18.60%

Class C              Since
1-Year     5-Year    Inception
--------------------------------
29.70%     21.10%    18.51%

As it turned out, the Federal Reserve Board increased interest rates twice during the summer of 1999, helping to trigger subsequent declines in many sectors of the equity and fixed income markets. Fortunately, our defensive positions in inflation-adjusted bonds and value-oriented stocks prepared the portfolio for these declines. However, as the stock market continued to rise, our conservative asset allocation hurt the Fund's performance somewhat.

DID YOU MAKE STRATEGIC CHANGES TO PREPARE FOR THE CURRENT ENVIRONMENT?

Yes. We have taken advantage of price weakness in the financial services sector by establishing new positions or adding to new positions of financial companies in the portfolio. Although financial stocks declined because of investors' concerns over short-term interest-rate movements, the operating performance of these companies has not been dramatically affected by higher interest rates, and we believe that these stocks will return to their proper values over time.

     At the same time, we have substantially reduced our technology holdings. Some of our technology holdings produced very attractive returns during the first half of 1999, and their prices rose to levels that we believe are closer to their true intrinsic values. Accordingly, we have reduced or eliminated some of those positions, resulting in a smaller allocation to technology stocks within the portfolio.


2. See page 10 for further details.

                     5 OPPENHEIMER QUEST BALANCED VALUE FUND

PORTFOLIO ALLOCATION(3)
[PIE CHART]

- Stocks                55.4%
- Bonds                 30.8
- Cash
  Equivalents           13.8


We are currently searching the market for additional values in a highly volatile marketplace. If temporary declines give us the opportunity to buy sound companies at attractive prices, we will use our current cash reserves to take advantage of the opportunity. In fact, this steady approach to finding value is an important part of why OppenheimerFunds is The Right Way to Invest.


TOP TEN STOCK HOLDINGS(4)
---------------------------------------------------------------------------
Computer Associates International, Inc.                               10.4%
---------------------------------------------------------------------------
American Home Products Corp.                                          10.1
---------------------------------------------------------------------------
Bell Atlantic Corp.                                                    8.0
---------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                               7.5
---------------------------------------------------------------------------
Freddie Mac                                                            6.4
---------------------------------------------------------------------------
Kroger Co.                                                             6.3
---------------------------------------------------------------------------
Fleet Boston Corp.                                                     6.0
---------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                        5.9
---------------------------------------------------------------------------
Household International, Inc.                                          5.3
---------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                                4.7

TOP FIVE INDUSTRIES(4)
---------------------------------------------------------------------------
Diversified Financial                                                 13.2%
---------------------------------------------------------------------------
Telecommunications: Long Distance                                     11.6
---------------------------------------------------------------------------
Computer Software                                                     10.4
---------------------------------------------------------------------------
Healthcare/Drugs                                                      10.1
---------------------------------------------------------------------------
Telephone Utilities                                                    8.0

3. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stock.


                     6 OPPENHEIMER QUEST BALANCED VALUE FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended October 31, 1999, Oppenheimer Quest Balanced Value Fund provided good returns. Performance was driven primarily by the Fund's stock selection strategy, which favored undervalued stocks of companies with good fundamentals. Lower stock prices in the wake of 1998's global financial crisis enabled the Fund to buy stocks at attractive prices which, in many cases, have since appreciated as the crisis eased. More recently, the Fund has found attractive values in the financial services industry. The Fund's fixed income component benefited from positions in inflation-indexed U.S. Treasury securities. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured from the inception of the Class on November 1, 1991, and in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                     7 OPPENHEIMER QUEST BALANCED VALUE FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
COMPARISION OF CHANGE IN VALUE $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Balanced Value Fund (Class A) and S&P 500 Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Quest Balanced Value Fund
                           Class A                       S&P 500 Index
 11/1/91                     9,425                           10,000
10/31/92                    10,447                           10,995
10/31/93                    11,484                           12,636
10/31/94                    12,476                           13,123
10/31/95                    14,516                           16,587
10/31/96                    17,686                           20,577
10/31/97                    22,141                           27,178
10/31/98                    28,320                           33,158
10/31/99                    34,402                           41,666

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(1)
1-YEAR 14.50%            5-YEAR 21.05%            LIFE 16.70%


CLASS B SHARES
COMPARISION OF CHANGE IN VALUE $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Balanced Value Fund (Class B) and S&P 500 Index


[The following table was originally a line graph in the printed materials.]

            Oppenheimer Quest Balanced Value Fund
                           Class B                       S&P 500 Index
  9/1/93                    10,000                           10,000
10/31/93                    10,081                           10,128
10/31/94                    10,884                           10,519
10/31/95                    12,588                           13,296
10/31/96                    15,240                           16,494
10/31/97                    18,981                           21,785
10/31/98                    24,122                           26,579
10/31/99                    29,149                           33,398

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(1)
1-YEAR 15.84%            5-YEAR 21.59%            LIFE 18.96%

The performance information for the S&P 500 Index in the graphs begins on 10/31/91 for Class A, and 8/31/93 for both Class B and Class C.



                    8 OPPENHEIMER QUEST BALANCED VALUE FUND

CLASS C SHARES
COMPARISION OF CHANGE IN VALUE $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Balanced Value Fund (Class C) and S&P 500 Index

[The following table was originally a line graph in the printed materials.]

            Oppenheimer Quest Balanced Value Fund
                           Class C                       S&P 500 Index
  9/1/93                    10,000                           10,000
10/31/93                    10,081                           10,128
10/31/94                    10,879                           10,519
10/31/95                    12,552                           13,296
10/31/96                    15,183                           16,494
10/31/97                    18,904                           21,785
10/31/98                    24,031                           26,579
10/31/99                    29,029                           33,398

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(1)
1-YEAR 19.80%            5-YEAR 21.69%            LIFE 18.87%

1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                     9 OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 11/1/91. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to an annual 0.15% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charges of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

MORNINGSTAR RATING. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were rated 4 stars (3-year) and 4 stars (5-year) among 3,210 and 2,010 domestic equity funds, respectively, for the periods ended 9/30/99.



                    10 OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIALS



                    11 OPPENHEIMER QUEST BALANCED VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 1999

                                                                                                    MARKET VALUE
                                                                                   SHARES            SEE NOTE 1
=================================================================================================================
 COMMON STOCKS--54.2%
-----------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--4.3%
-----------------------------------------------------------------------------------------------------------------
 CHEMICALS--3.2%
 Du Pont (E.I.) De Nemours & Co.                                                    1,000,000       $  64,437,500
-----------------------------------------------------------------------------------------------------------------
 METALS--1.1%
 Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)                                     1,300,000          21,693,750
-----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--2.7%
-----------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.9%
 Raytheon Co., Cl. B                                                                  650,000          18,931,250
-----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--1.8%
 Waste Management, Inc.                                                             1,950,000          35,831,250
-----------------------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--10.7%
-----------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--6.3%
 General Semiconductor, Inc.(1)                                                       750,000           7,875,000
-----------------------------------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(1)                                                                425,000          36,470,313
-----------------------------------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                                           1,100,000          81,743,750
                                                                                                    -------------
                                                                                                      126,089,063

-----------------------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--4.4%
 Bell Atlantic Corp.                                                                1,350,000          87,665,625
-----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--5.8%
-----------------------------------------------------------------------------------------------------------------
 BROADCASTING--1.0%
 AMFM, Inc.(1)                                                                        300,000          21,000,000
-----------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT--1.4%
 McDonald's Corp.                                                                     700,000          28,875,000
-----------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--3.4%
 Kroger Co.(1)                                                                      3,300,000          68,681,250
-----------------------------------------------------------------------------------------------------------------
 FINANCIAL--13.1%
-----------------------------------------------------------------------------------------------------------------
 BANKS--4.3%
 Fleet Boston Corp.                                                                 1,500,000          65,437,500
-----------------------------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                                      450,000          21,543,750
                                                                                                    -------------
                                                                                                       86,981,250


-----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--7.2%
 Citigroup, Inc.                                                                      300,000          16,237,500
-----------------------------------------------------------------------------------------------------------------
 Freddie Mac                                                                        1,300,000          70,281,250
-----------------------------------------------------------------------------------------------------------------
 Household International, Inc.                                                      1,300,000          58,012,500
                                                                                                    -------------
                                                                                                      144,531,250

-----------------------------------------------------------------------------------------------------------------
 INSURANCE--1.6%
 XL Capital Ltd., Cl. A                                                               600,000          32,212,500

                    12 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                                    MARKET VALUE
                                                                                    SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE--5.5%
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--5.5%
 American Home Products Corp.                                                       2,100,000      $  109,725,000
-----------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--9.2%
-----------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--5.6%
 Computer Associates International, Inc.                                            2,000,000         113,000,000
-----------------------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.5%
 L.M. Ericsson Telephone Co., Cl. B, ADR                                            1,200,000          51,300,000
-----------------------------------------------------------------------------------------------------------------
 ELECTRONICS--1.1%
 Motorola, Inc.                                                                       230,000          22,410,625
-----------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--2.9%
-----------------------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--1.7%
 AMR Corp.(1)                                                                         540,000          34,290,000
-----------------------------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--1.2%
 Canadian Pacific Ltd.                                                              1,000,000          23,562,500
                                                                                                    -------------
 Total Common Stocks (Cost $1,029,858,816)                                                          1,091,217,813

=================================================================================================================
 PREFERRED STOCKS--0.4%
-----------------------------------------------------------------------------------------------------------------
 Freeport-McMoRan Copper & Gold, Inc., Depositary Shares each representing 0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
 (Cost $8,173,336)                                                                    506,400           8,134,050

                                                                                         FACE
                                                                                       AMOUNT
=================================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--11.0%
-----------------------------------------------------------------------------------------------------------------
 Tennessee Valley Authority Inflationary Bonds, 3.375%, 1/15/07(2)              $  55,894,330          51,553,018
-----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09(2)                        174,218,220         170,951,628
                                                                                                    -------------
 Total U.S. Government Obligations (Cost $223,394,669)                                                222,504,646


=================================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.6%
-----------------------------------------------------------------------------------------------------------------
 BASIC MATERIALS--0.3%
-----------------------------------------------------------------------------------------------------------------
 CHEMICALS--0.3%
 IMC Global, Inc., 7.625% Bonds, 11/1/05                                            5,500,000           5,472,736
-----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS--4.7%
-----------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.5%
 Raytheon Co., 6.40% Unsec. Debs., 12/15/18                                        11,500,000           9,774,402
-----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.5%
 Allied Waste North America, Inc.:
 7.625% Sr. Nts., Series B, 1/1/06                                                  9,500,000           8,241,250
 10% Sr. Sub. Nts., 8/1/093                                                        48,000,000          40,860,000
-----------------------------------------------------------------------------------------------------------------
 American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                              2,000,000           1,795,000
                                                                                                    -------------
                                                                                                       50,896,250

                    13 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                         FACE       MARKET VALUE
                                                                                       AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 MANUFACTURING--1.7%
 Federal-Mogul Corp., 7.375% Nts., 1/15/06                                        $10,500,000      $    9,676,600
-----------------------------------------------------------------------------------------------------------------
 Textron, Inc., 6.75% Unsec. Nts., 9/15/02                                         24,000,000          23,954,280
                                                                                                    -------------
                                                                                                       33,630,880

-----------------------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--0.4%
-----------------------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.4%
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                   6,000,000           5,017,500
-----------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                            2,750,000           2,516,250
                                                                                                    -------------
                                                                                                        7,533,750

-----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--3.4%
-----------------------------------------------------------------------------------------------------------------
 BROADCASTING--1.0%
 USA Networks, Inc., 6.75% Sr. Unsec. Nts., 11/15/05                               21,150,000          20,215,762
-----------------------------------------------------------------------------------------------------------------
 FOOD--0.1%
 AmeriServe Food Distribution, Inc., 10.125% Sr. Sub. Nts., 7/15/07                 4,000,000           2,020,000
-----------------------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.1%
 Safeway, Inc.:
 7% Nts., 9/15/02                                                                  18,500,000          18,483,813
 7.25% Nts., 9/15/04                                                               23,500,000          23,555,225
                                                                                                    -------------
                                                                                                       42,039,038
                                                                                                    -------------

-----------------------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--0.2%
 Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                          5,500,000           5,376,250
-----------------------------------------------------------------------------------------------------------------
 FINANCIAL--6.8%
-----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--5.2%
 Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26             46,155,000          40,462,150
-----------------------------------------------------------------------------------------------------------------
 Conseco Financial Trust III, 8.796% Bonds, 4/1/27                                 32,890,000          29,112,320
-----------------------------------------------------------------------------------------------------------------
 Duke Capital Corp.:
 7.25% Nts., 10/1/04                                                               24,000,000          24,196,560
 7.50% Bonds, 10/1/09                                                              11,500,000          11,646,660
                                                                                                    -------------
                                                                                                      105,417,690
                                                                                                    -------------


-----------------------------------------------------------------------------------------------------------------
 INSURANCE--1.6%
 AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09                                       26,900,000          25,370,278
-----------------------------------------------------------------------------------------------------------------
 Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                                          8,000,000           7,373,880
                                                                                                    -------------
                                                                                                       32,744,158

-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE--2.4%
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--2.4%
 PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08                                     6,000,000           3,930,000



                    14 OPPENHEIMER QUEST BALANCED VALUE FUND

                                                                                         FACE       MARKET VALUE
                                                                                       AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES Continued
 Tenet Healthcare Corp.:
 7.625% Sr. Unsec. Nts., Series B, 6/1/08                                        $  5,350,000     $     5,002,250
 8% Sr. Nts., 1/15/05                                                              39,150,000          37,094,625
 8.625% Sr. Unsec. Nts., 12/1/03                                                    2,500,000           2,458,203
                                                                                                    -------------
                                                                                                       48,485,078

-----------------------------------------------------------------------------------------------------------------
 TECHNOLOGY--0.6%
-----------------------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--0.6%
 Electronic Data Systems Corp., 6.85% Nts., 10/15/04                               11,800,000          11,854,563
                                                                                                    -------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $398,867,470)                                  375,460,557


=================================================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.7%
-----------------------------------------------------------------------------------------------------------------
 Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                        10,000,000          10,375,000
-----------------------------------------------------------------------------------------------------------------
 Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05                          4,000,000           3,080,000
                                                                                                    -------------
 Total Convertible Corporate Bonds and Notes (Cost $12,086,762)                                        13,455,000


=================================================================================================================
 SHORT-TERM NOTES--13.6%(4)
-----------------------------------------------------------------------------------------------------------------
 American Express Credit Corp., 5.28%, 11/15/99                                    55,729,000          55,614,726
-----------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 5.17%, 12/2/99                                   35,975,000          35,815,461
-----------------------------------------------------------------------------------------------------------------
 Ford Motor Credit Co., 5.30%, 11/18/99                                            60,175,000          60,025,532
-----------------------------------------------------------------------------------------------------------------
 General Electric Capital Services, 5.29%, 11/8/99                                 14,840,000          14,824,735
-----------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.23%, 11/2/99                                   60,320,000          60,311,233
-----------------------------------------------------------------------------------------------------------------
 IBM Credit Corp., 5.29%, 11/18/99                                                 35,055,000          34,967,431
-----------------------------------------------------------------------------------------------------------------
 Prudential Funding Corp., 5.33%, 11/29/99                                         12,195,000          12,145,298
                                                                                                    -------------
 Total Short-Term Notes (Cost $273,704,416)                                                           273,704,416


-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,946,085,469)                                       98.5%      1,984,476,482
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                          1.5          29,598,110
                                                                                 --------------------------------

 NET ASSETS                                                                            100.0%      $2,014,074,592
                                                                                 ================================


FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.

 2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,860,000 or 2.03% of the Fund's net assets as of October 31, 1999.

 4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

 See accompanying Notes to Financial Statements.

                    15 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENT OF ASSETS AND LIABILITIES  October 31, 1999

=================================================================================================================
 ASSETS
 Investments, at value (cost $1,946,085,469)--see accompanying statement                         $  1,984,476,482
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                    23,100,538
 Interest and dividends                                                                                11,388,581
 Other                                                                                                    132,205
                                                                                                 ----------------
 Total assets                                                                                       2,019,097,806

=================================================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------------------------------------
 Bank overdraft                                                                                             2,661
-----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                                 3,707,468
 Registration and filing fees                                                                             482,937
 Distribution and service plan fees                                                                       396,455
 Transfer and shareholder servicing agent fees                                                            206,849
 Trustees' compensation                                                                                    73,419
 Other                                                                                                    153,425
                                                                                                 ----------------
 Total liabilities                                                                                      5,023,214

=================================================================================================================
 NET ASSETS                                                                                        $2,014,074,592
                                                                                                 ================
=================================================================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                        $    1,233,007
-----------------------------------------------------------------------------------------------------------------

 Additional paid-in capital                                                                         1,918,957,002
-----------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                    5,227,907
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                              50,265,663
-----------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                            38,391,013

                                                                                                 ----------------

 Net assets                                                                                        $2,014,074,592
                                                                                                 ================
=================================================================================================================
 NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $899,084,244 and 54,788,895 shares of beneficial interest outstanding)                                    $16.41
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                               $17.41
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $801,484,611
 and 49,242,012 shares of beneficial interest outstanding)                                                 $16.28
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $313,505,737
 and 19,269,829 shares of beneficial interest outstanding)                                                 $16.27



 See accompanying Notes to Financial Statements.



                    16 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999

=================================================================================================================
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------
 Interest                                                                                            $ 26,468,618
-----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $24,396)                                                4,957,113
                                                                                                     ------------
 Total income                                                                                          31,425,731

=================================================================================================================
 EXPENSES
-----------------------------------------------------------------------------------------------------------------
 Management fees                                                                                        8,029,613
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                1,809,304
 Class B                                                                                                3,537,744
 Class C                                                                                                1,385,575
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                          1,346,914
-----------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                             586,347
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                    97,066
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               58,514
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                    397,541
                                                                                                     ------------
 Total expenses                                                                                        17,248,618
 Less expenses paid indirectly                                                                           (30,322)
                                                                                                     ------------
 Net expenses                                                                                          17,218,296

=================================================================================================================
 NET INVESTMENT INCOME                                                                                 14,207,435

=================================================================================================================
 REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                                      50,925,358
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                  25,800,019
                                                                                                     ------------
 Net realized and unrealized gain                                                                      76,725,377

=================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $90,932,812
                                                                                                     ============




 See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER QUEST BALANCED VALUE FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED OCTOBER 31,                                                             1999                1998
=================================================================================================================
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------
 Net investment income                                                       $     14,207,435     $     2,923,416
-----------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                 50,925,358          30,835,570
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                             25,800,019           3,887,092
                                                                                ---------------------------------

 Net increase in net assets resulting from operations                              90,932,812          37,646,078



=================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                           (6,078,115)        (1,415,504)
 Class B                                                                           (3,048,066)          (321,556)
 Class C                                                                           (1,204,827)           (96,706)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                          (19,068,191)       (10,300,115)
 Class B                                                                           (8,965,339)        (3,423,832)
 Class C                                                                           (3,441,385)          (921,807)

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                          739,204,026          42,617,372
 Class B                                                                          722,633,645          29,355,474
 Class C                                                                          285,571,885          12,351,024


=================================================================================================================
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------
 Total increase                                                                 1,796,536,445         105,490,428
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              217,538,147         112,047,719
                                                                               ----------------------------------
 End of period (including undistributed net investment
 income of $5,227,907 and $1,351,480, respectively)                            $2,014,074,592        $217,538,147
                                                                               ==================================



 See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER QUEST BALANCED VALUE FUND

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.50       $ 13.99      $ 12.48       $ 10.92      $ 10.09
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .21           .26          .20           .23          .27(2)
 Net realized and unrealized gain                     2.88          3.24         2.65          2.05         1.27
                                                   --------------------------------------------------------------
 Total income from investment operations              3.09          3.50         2.85          2.28         1.54
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.26)         (.20)        (.19)         (.22)        (.29)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)        (.42)
                                                    -------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.18)        (1.99)       (1.34)         (.72)        (.71)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.41       $ 15.50      $ 13.99       $ 12.48      $ 10.92
                                                    =============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 21.48%        27.91%       25.18%        21.84%       16.35%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)         $899,084      $135,821      $79,751       $49,322      $37,082
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $454,409      $103,244      $61,618       $43,428      $33,397
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.81%         2.07%        1.68%         2.03%        2.60%(5)
 Expenses                                             1.51%         1.55%(6)     1.58%(6)      1.90%(6)     1.99%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%         130%

 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER QUEST BALANCED VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS B      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.42       $ 10.88       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .14           .19          .15           .17           .19(2)
 Net realized and unrealized gain                     2.84          3.20         2.62          2.03          1.28
                                                    =============================================================

 Total income from investment operations              2.98          3.39         2.77          2.20          1.47
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.18)         (.12)        (.12)         (.16)         (.24)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                    -------------------------------------------------------------

 Total dividends and distributions
 to shareholders                                     (2.10)        (1.91)       (1.27)         (.66)         (.66)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 16.28       $ 15.40      $ 13.92       $ 12.42       $ 10.88
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.84%        27.08%       24.55%        21.07%        15.65%


=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 801,485       $60,807      $25,609       $13,175        $7,623
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 355,797       $39,165      $19,230       $10,097        $4,856
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.53%        1.09%         1.40%         1.71%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.59%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER QUEST BALANCED VALUE FUND

 CLASS C      YEAR ENDED OCTOBER 31,                1999          1998           1997          1996(1)      1995
=================================================================================================================
 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $ 15.40       $ 13.92      $ 12.43       $ 10.89       $ 10.07
-----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                 .15           .18          .15           .17           .15(2)
 Net realized and unrealized gain                     2.83          3.21         2.62          2.02          1.30
                                                   --------------------------------------------------------------
 Total income from investment operations              2.98          3.39         2.77          2.19          1.45
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                 (.19)         (.12)        (.13)         (.15)         (.21)
 Distributions from net realized gain                (1.92)        (1.79)       (1.15)         (.50)         (.42)
                                                   --------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                     (2.11)        (1.91)       (1.28)         (.65)         (.63)

 Net asset value, end of period                    $ 16.27        $15.40       $13.92        $12.43        $10.89
                                                   ==============================================================

=================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                 20.80%        27.12%       24.51%        20.97%        15.38%
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)        $ 313,506       $20,910       $6,687        $2,809        $1,828
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $ 139,356       $11,598       $4,724        $2,200        $  968
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                1.21%         1.60%        1.09%         1.40%         1.39%(5)
 Expenses                                             2.10%         2.15%(6)     2.17%(6)      2.53%(6)      2.88%(5,6)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                             58%          165%          89%          124%          130%


 1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

 2. Based on average shares outstanding for the period.

 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 4. Annualized for periods of less than one full year.

 5. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995.

 6.  Expense ratio reflects the effect of expenses paid indirectly by the Fund.

 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $1,919,765,223 and $473,018,780, respectively.

 See accompanying Notes to Financial Statements.


                    21 OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is growth of capital and investment income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                    22 OPPENHEIMER QUEST BALANCED VALUE FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $70,347 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $73,419 as of October 31, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.



                  23  OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED OCTOBER 31, 1999             YEAR ENDED OCTOBER 31, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                      52,113,404       $ 837,757,585           4,356,057        $ 61,783,195
 Dividends and/or
 distributions reinvested                   1,593,155          23,977,272             862,256          11,210,143
 Redeemed                                  (7,682,755)       (122,530,831)         (2,153,035)        (30,375,966)
                                          -------------------------------------------------------------------------
 Net increase                              46,023,804        $739,204,026           3,065,278         $42,617,372
                                          =========================================================================
-------------------------------------------------------------------------------------------------------------------

 CLASS B
 Sold                                      47,556,516       $ 759,392,906           2,418,672        $ 34,018,626
 Dividends and/or
 distributions reinvested                     754,928          11,312,030             276,040           3,565,995
 Redeemed                                  (3,017,631)        (48,071,291)           (585,932)         (8,229,147)
                                          -------------------------------------------------------------------------
 Net increase                              45,293,813        $722,633,645           2,108,780         $29,355,474
                                          =========================================================================
-------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                      19,021,846       $ 303,512,681             990,115        $ 14,015,246
 Dividends and/or
 distributions reinvested                     290,560           4,352,373              74,668             964,286
 Redeemed                                  (1,400,575)        (22,293,169)           (187,201)         (2,628,508)
                                          -------------------------------------------------------------------------
 Net increase                              17,911,831        $285,571,885             877,582         $12,351,024
                                          =========================================================================

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized appreciation on securities of $38,391,013 was composed of gross appreciation of $122,174,994, and gross depreciation of $83,783,981.



                    24 OPPENHEIMER QUEST BALANCED VALUE FUND

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the year ended October 31, 1999, was 0.85% of average annual net assets for each class of shares.
------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $2,462,902 to the Sub-Advisor.
------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $1,156,801.
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                     AGGREGATE          CLASS A       COMMISSIONS         COMMISSIONS         COMMISSIONS
                     FRONT-END        FRONT-END        ON CLASS A          ON CLASS B          ON CLASS C
                 SALES CHARGES    SALES CHARGES            SHARES              SHARES              SHARES
                    ON CLASS A      RETAINED BY       ADVANCED BY         ADVANCED BY         ADVANCED BY
 YEAR ENDED             SHARES      DISTRIBUTOR    DISTRIBUTOR(1)      DISTRIBUTOR(1)      DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 October 31, 1999   $8,149,674       $2,088,939          $855,903         $20,435,217          $2,322,407

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                               CLASS A                       CLASS B                            CLASS C
                   CONTINGENT DEFERRED           CONTINGENT DEFERRED                CONTINGENT DEFERRED
                         SALES CHARGES                 SALES CHARGES                      SALES CHARGES
YEAR ENDED     RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
 October 31, 1999               $5,363                      $554,662                            $44,093

     The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    25 OPPENHEIMER QUEST BALANCED VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan, the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $1,809,304, all of which was paid by the Distributor to recipients. That included $84,259 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                           DISTRIBUTOR'S         DISTRIBUTOR'S
                                                               AGGREGATE          UNREIMBURSED
                                                            UNREIMBURSED         EXPENSES AS %
                    TOTAL PAYMENTS      AMOUNT RETAINED         EXPENSES         OF NET ASSETS
                        UNDER PLAN       BY DISTRIBUTOR       UNDER PLAN              OF CLASS
----------------------------------------------------------------------------------------------
 Class B Plan           $3,537,744           $3,199,159      $23,496,551                 2.93%
 Class C Plan            1,385,575            1,012,368        3,723,970                 1.19

                    26 OPPENHEIMER QUEST BALANCED VALUE FUND

===============================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended October 31, 1999.

                    27 OPPENHEIMER QUEST BALANCED VALUE FUND

REPORT OF INDEPENDENT ACCOUNTANTS

===============================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER QUEST FOR VALUE FUNDS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund (one of the portfolios constituting Oppenheimer Quest For Value Funds, hereafter referred to as the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 19, 1999

                    28 OPPENHEIMER QUEST BALANCED VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

===============================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $2.0205, $1.9970 and $1.9996 per share were paid to Class A, Class B and Class C shareholders, respectively, on November 27, 1998, of which $0.7693 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended October 31, 1999, which are not designated as capital gain distributions should be multiplied by 7.25% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                 29 OPPENHEIMER QUEST BALANCED VALUE FUND

OPPENHEIMER QUEST BALANCED VALUE FUND

A Series of Oppenheimer Quest For Value Funds
===============================================================================
OFFICERS AND TRUSTEES              Bridget A. Macaskill, Chairman of the Board
                                     of Trustees and President
                                   Paul Y. Clinton, Trustee
                                   Thomas W. Courtney, Trustee
                                   Robert G. Galli, Trustee
                                   Lacy B. Herrmann, Trustee
                                   George Loft, Trustee
                                   O. Leonard Darling, Vice President
                                   Andrew J. Donohue, Secretary
                                   Brian W. Wixted, Treasurer
                                   Robert G. Zack, Assistant Secretary
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer

===============================================================================
INVESTMENT ADVISOR                 OppenheimerFunds, Inc.
===============================================================================
SUB-ADVISOR                        OpCap Advisors
===============================================================================
DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.
===============================================================================
TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
SERVICING AGENT
===============================================================================
CUSTODIAN OF                       Citibank, N.A.
PORTFOLIO SECURITIES
===============================================================================
INDEPENDENT ACCOUNTANTS            PricewaterhouseCoopers LLP
===============================================================================
LEGAL COUNSEL                      Mayer, Brown & Platt

                                   This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                                   SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS
                                   OR OBLIGATIONS OF ANY BANK, ARE NOT
                                   GUARANTEED BY ANY BANK, ARE NOT INSURED BY
                                   THE FDIC OR ANY OTHER AGENCY, AND INVOLVE
                                   INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                    30 OPPENHEIMER QUEST BALANCED VALUE FUND

 OPPENHEIMERFUNDS FAMILY

======================================================================================================
 GLOBAL EQUITY
------------------------------------------------------------------------------------------------------
                 Developing Markets Fund               Global Fund
                 International Small Company Fund      Quest Global Value Fund
                 Europe Fund                           Global Growth & Income Fund
                 International Growth Fund

======================================================================================================
 EQUITY
------------------------------------------------------------------------------------------------------
                 Stock                                 Stock & Bond
                 Enterprise Fund(1)                    Main Street(R) Growth & Income Fund
                 Discovery Fund                        Quest Opportunity Value Fund
                 Main Street(R) Small Cap Fund         Total Return Fund
                 Quest Small Cap Value Fund            Quest Balanced Value Fund
                 MidCap Fund                           Capital Income Fund(2)
                 Multiple Strategies Fund              Capital Appreciation Fund
                 Growth Fund                           Disciplined Allocation Fund
                 Disciplined Value Fund                Convertible Securities Fund
                 Quest Value Fund
                 Trinity Growth Fund                   Specialty
                 Trinity Core Fund                     Real Asset Fund
                 Trinity Value Fund                    Gold & Special Minerals Fund

======================================================================================================
 FIXED INCOME
------------------------------------------------------------------------------------------------------
                 Taxable                               Municipal
                 International Bond Fund               California Municipal Fund(3)
                 World Bond Fund                       Main Street(R) California Municipal Fund(3)
                 High Yield Fund                       Florida Municipal Fund(3)
                 Champion Income Fund                  New Jersey Municipal Fund(3)
                 Strategic Income Fund                 New York Municipal Fund(3)
                 Bond Fund                             Pennsylvania Municipal Fund(3)
                 Senior Floating Rate Fund             Municipal Bond Fund
                 U.S. Government Trust                 Insured Municipal Fund
                 Limited-Term Government Fund          Intermediate Municipal Fund

                                                       Rochester Division
                                                       Rochester Fund Municipals
                                                       Limited Term New York Municipal Fund

======================================================================================================
 MONEY MARKET(4)
------------------------------------------------------------------------------------------------------
                 Money Market Fund                     Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guarnteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer Funds are distributed by OppenheimerFunds Distributor, Inc. Two World Trade Center, New York, NY 10048-0203
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                    31 OPPENHEIMER QUEST BALANCED VALUE FUND

INFORMATION AND SERVICES
-------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

TELEPHONE TRANSACTIONS
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OPPENHEIMERFUNDS INFORMATION HOTLINE

24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

[OppenheimerFunds(R) LOGO]
Distributor, Inc.

RA0257.001.1099 December 30, 1999